                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                       November 2, 2005

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 2, 2005, Hancock Holding Company
issued a press release announcing that the Company received investment grade rating from DBRS.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 2, 2005, headed "Hancock Holding Company
                             receives investment grade rating from DBRS"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 2, 2005

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release            For More Information
November 2, 2005                           George A. Schloegel, Chief Executive Officer
                                           Carl J. Chaney, Chief Financial Officer
                                           Michael A. Achary, Treasurer
                                           Paul D. Guichet, Investor Relations
                                           228.669.8394 or 228.323.6556

===================================================================================================================

                        Hancock Holding Company receives investment grade rating from DBRS

     GULFPORT,  MS (November 2, 2005) - George A.  Schloegel,  Chief  Executive  Officer of Hancock Holding Company
(NASDAQ:  HBHC),  today announced that Dominion Bond Rating Service ("DBRS") has assigned  investment grade ratings to the Company and its two bank subsidiaries Hancock Bank (Mississippi) and Hancock Bank of Louisiana.

     DBRS  assigned  ratings of "A" for senior debt and  long-term  deposits  for Hancock  Bank  (Mississippi)  and
Hancock  Bank of  Louisiana,  and "A-low" for senior  debt and  long-term  deposits  for Hancock  Holding  Company.
Commenting on the ratings,  George A. Schloegel,  Chief Executive  Officer,  stated,  "We are very pleased with the investment grade ratings which reaffirm our founding  principals of strength,  stability and integrity." The credit agency noted the ratings take into account Hancock's solid  community-based  banking franchise,  including top-tier deposit market share, strong liquidity that minimizes dependence on wholesale funding,  and well-balanced  business mix that produces strong  profitability  and stable earnings growth.  DBRS further commented "Asset quality is good and in line with those of banks  similarly  rated by DBRS;  the loan portfolio is  sufficiently  granular and lacks material risk concentrations."

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared and audited in  accordance  with  accounting principles  generally  accepted in the United States of America (GAAP).  The Company's systems of internal controls and risk management processes are in place and fully functional.

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida  and Magna  Insurance  Company - has assets of $4.91  billion at  September  30,  2005.  Founded in
1899, Hancock Bank stands among the strongest,  safest five-star  financial  institutions in America.  Hancock Bank operates  104  Hancock  full-service  offices  and  more  than  130  automated  teller  machines  throughout  South
Mississippi,  Louisiana and Florida as well as subsidiaries  Hancock Investment  Services,  Inc., Hancock Insurance
Agency,  and Harrison  Finance Company.  Investors can access  additional  corporate  information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.
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